Exhibit 10.8

                               THIRD AMENDMENT TO

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                   CORNERSTONE PROPERTIES LIMITED PARTNERSHIP

     THIS THIRD AMENDMENT TO AGREEMENT OF LIMITED PARTNERSHIP OF CORNERSTONE PROPERTIES LIMITED PARTNERSHIP (this "AMENDMENT") dated as of June 3, 1998, is entered into by CORNERSTONE PROPERTIES INC., a Nevada corporation, as general partner (the "COMPANY" or "GENERAL PARTNER") of Cornerstone Properties Limited Partnership (the "PARTNERSHIP"), for itself and on behalf of the Limited Partners of the Partnership, and the New Partners executing this Amendment.

                              W I T N E S S E T H:

     WHEREAS, on the date hereof, certain of the New Partners identified as "Contributors" on the Signature Page hereto ("CONTRIBUTORS") have made Capital Contributions to the Partnership in exchange for an aggregate of 2,626,913 Class A Partnership Common Units of limited partnership interest in the Partnership (the "UNITS"), all in accordance with the provisions of the Closing Agreement, dated as of June 3, 1998, by and between Partnership Contributors and certain other parties (the "CLOSING AGREEMENT");

     WHEREAS, pursuant to the authority granted to the General Partner under the Agreement of Limited Partnership of Cornerstone Properties Limited Partnership dated as of December 23, 1997, as amended from time to time (the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to
(i) reflect the admission of the Contributors as Additional Limited Partners holding the number of Units set forth on SCHEDULE 1 hereto, (ii) the distribution of Units immediately upon receipt thereof by Tele/Tac Associates ("TELE/TAC") in the number and to the parties (the "DISTRIBUTEES") identified on
SCHEDULE 1 hereto, and upon completion of such transfers, the retirement of Tele/Tac as Additional Limited Partner and the admission as Substitute Limited Partners of the Distributees of Tele/Tac identified on SCHEDULE 1 hereto, each holding the number of Units set forth opposite its name on Schedule 1 hereto,
(iii) the immediate redemption for cash by Boron-Westcoast B.V. of the number of Units indicated as redeemed by it on SCHEDULE 1 attached hereto, (iv) after the completion of the foregoing, the distribution of Units following receipt thereof by California/Front Building Company ("CAL/FRONT") in the number and to the Distributees identified on Schedule 1 hereto, and upon completion of such transfers, the retirement of Cal/Front as Additional Limited Partner and the admission as Substitute Limited Partners of the Distributees of Cal/Front identified on Schedule 1 hereto each holding the number of Units set forth opposite its name on Schedule 1 hereto, (v) the redemption immediately following such distribution for cash by Noro-Hibernia Holding Company B.V. of the number of Units indicated as redeemed by it on Schedule 1 attached hereto, and (vi) certain other matters described herein; and

     WHEREAS, the Contributors and Distributees (each, for so long as it is an Additional Limited Partner or Substitute Limited Partner, a "NEW PARTNER" and, collectively, the "NEW PARTNERS") desire to become parties to the Partnership Agreement as Limited Partners and to be bound by all terms, conditions and other provisions of this Amendment and the Partnership Agreement.

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which hereby are acknowledged, General Partner hereby amends the Partnership Agreement as follows:

     1. ADMISSION OF NEW PARTNERS.

          (a) Each Contributor is hereby admitted as an Additional Limited Partner in accordance with SECTION 12.2 of the Partnership Agreement and, upon retirement of Tele/Tac and Cal/Front as Additional Limited Partners, each of the Distributees is hereby admitted as a Substitute Limited Partner. Each New Partner agrees that, effective as of the date hereof, it has become a party to the Partnership Agreement as a Limited Partner and to be bound by all terms, conditions and other provisions of the Partnership Agreement, including, but not limited to, the power of attorney set forth in SECTION 2.4 of the Partnership Agreement. Pursuant to SECTION 12.2.B of the Partnership Agreement, General Partner hereby consents to the aforesaid admissions, transfers and substitutions. The admission of each New Partner shall become effective as of the date of this Amendment, which shall also be the date on which the name of each New Partner is recorded on the books and records of the Partnership. Exhibit A annexed hereto sets forth the New Partners and their respective Units upon and as of completion of all of the admissions, transfers and substitutions described above. Notwithstanding anything to the contrary set forth in the Partnership Agreement, but subject to the terms of SECTION 12.2A of the Partnership Agreement and SECTION 1(B) below, the General Partner agrees to consent to the admission as Additional Limited Partners of Permitted Assignees of the New Partners. For purposes of this Amendment, a "PERMITTED ASSIGNEE" means any Person (i) to whom a Unit Holder has assigned all or a portion of its Units, (ii) (A) who complies with SUBSECTIONS (C), (D) and (E) of SECTION 11.3 of the Partnership Agreement, (B) except with respect to the parties identified on SCHEDULE 2, who is an "accredited investor" within the meaning of Rule 501 of the Securities Act of 1933, as in effect from time to time, and all applicable rules and regulations thereunder (the "SECURITIES ACT"), (C) who makes the investment representations set forth as an Exhibit to the Closing Agreement (provided that in the case of any party identified on Schedule 2, it is not a condition that such party is an "accredited investor" as referred to above) and
(D) who delivers a prospective subscriber questionnaire in the form attached as an Exhibit to the Closing Agreement (provided that in the case of any party identified on Schedule 2, it is not a condition that such party is an "accredited investor" as referred to above) and (iii) who is a New Partner, an Affiliate of a New Partner, a Person who holds a direct or indirect interest in a New Partner and is set forth on SCHEDULE 2; and if any of the foregoing is a natural person, any spouse, lineal descendant, sibling or ancestor of such natural person or any trust, family limited partnership or family limited liability company which has any such person, spouse, lineal descendant, sibling or ancestor as its primary beneficiaries, partners or members or to a charitable organization or to a trust of which a charitable organization is a beneficiary who satisfies clause (ii) of this Paragraph. The New Partners and each Permitted Assignee who holds Units issued pursuant to this Amendment and is admitted as Limited Partner pursuant hereto are collectively referred to in this Amendment as "UNIT HOLDERS."

          (b) Notwithstanding anything to the contrary contained in PARAGRAPH 1(A) above, if any permitted assignment of Units by a Unit Holder to a Permitted Assignee would increase the number of Unit Holders to a number greater than twenty-six (26), the Permitted Assignee who is the transferee ("TRANSFEREE") of such Units shall not be admitted as a Limited Partner until such time as the total number of Unit Holders, upon admission of Transferee, shall not exceed twenty-six (26); provided, however, at the time of admission the Transferee satisfies the requirements of clauses (i) through (iii) of PARAGRAPH 1(A). A Permitted Assignee who is not admitted as a Limited Partner shall be an Assignee until admitted or until its Units are further assigned.

          (c) Upon a Person becoming a Unit Holder or Assignee hereunder, such Person shall be deemed to represent and warrant to the Partnership that none of the matters set forth in clauses (iv), (v) or (vi) of SECTION 11.3D of the Partnership Agreement have or will occur as a result of such Person becoming a Unit Holder or Assignee.

     2. RESTATEMENT OF EXHIBIT A. EXHIBIT A to the Partnership Agreement is amended and restated by replacing such EXHIBIT A with EXHIBIT A attached to this Amendment.

     3. MAINTENANCE OF DEBT. The Partnership shall not prepay, and shall not permit any Affiliate of the Partnership (each a "HOLDING COMPANY") that holds a direct or indirect interest in fee title to either of (i) the property commonly known as 1299 Ocean Avenue, Santa Monica, California (the "PALISADES Property"), or (ii) the property commonly known as 201 California Street, San Francisco, California (the "201 PROPERTY"), the Palisades Property and the 201 Property are each a "PROPERTY" and collectively the "PROPERTIES") to prepay (except to the extent required under the applicable loan documents in the event of a casualty or condemnation of such Property) (i) that certain loan in the stated principal amount of $33,000,000 (principal balance as of the date hereof being $32,945,728) from Northwestern Mutual Life Insurance Company to California/Front Building Company, which loan is secured by a deed of trust on the 201 Property and (ii) that certain loan in the stated principal amount of $ 32,000,000(current principal balance as of the date hereof being $29,966,642 from Lincoln Life Insurance Company to 1299 Ocean LLC, Alameda Associates and Commerce Way Associates and secured by a deed of trust on the Palisades Property outstanding on the date hereof (each, a "MORTGAGE LOAN") until the maturity date of such Mortgage Loan, and shall not permit any Person to become personally liable for repayment thereof (except for customary nonrecourse carve-outs); provided, however, nothing contained herein shall limit or prohibit the Partnership from refinancing any Mortgage Loan in an amount not less than its then outstanding principal balance provided no Person is personally liable for repayment thereof (except customary non-recourse carve-outs) and any such refinancing loan shall be considered a "Mortgage Loan"). The General Partner shall not consent under SECTION 11.3E of the Partnership Agreement to a transfer of Partnership Units to the lenders of such Mortgage Loans or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any such lender if such lender or related Person would be deemed to be a greater than ten percent (10%) partner in the Partnership for purposes Section 1.752-2(d)(1) of the Regulations. If the Partnership becomes aware of any reason why the Mortgage Loans may be decreased prior to maturity or no longer meet all requirements necessary to constitute "qualified nonrecourse financing" pursuant to Section 465(b)(6) of the Code and the Regulations thereunder, with respect to which no Partner or a related person is considered to bear the economic risk of loss within the meaning of Regulation Section 1.752-2(c)(1), it shall promptly notify the Unit Holders.

     For purposes of determining the Unit Holders' shares of the portion of each Mortgage Loan allocable under Regulations Section 1.752-3(a)(3) ("TIER III PORTION"), the Partnership shall take into account the excess ("ADDITIONAL 704(C) GAIN") of (a) the unit Holders' 704(c) Gain (defined in PARAGRAPH 7 below) with respect to each Property, over (b) the amount of the Unit Holders' 704(c) Gain that is taken into account in allocating to the Unit Holders a portion of each Mortgage Loan under Regulations Section 1.752-3(a)(2) ("MINIMUM 704(C) GAIN"), by allocating to the Unit Holders the percentage of the Tier III Portion of each Mortgage Loan equal to (x) the Additional 704(c) Gain with respect to each Property as of the date hereof, divided by (y) the excess of (i) the 704(c) Value of such Property as of the date hereof, over (ii) the Minimum 704(c) Gain as of the date hereof. The remaining Tier III Portion of the Mortgage Loan shall be allocated by the General Partner in accordance with each Partner's respective Percentage Interest in the Partnership. As of the date hereof, the Unit Holders shall be allocated the respective shares of such Mortgage Loans shown on SCHEDULE 3 attached to this Amendment.

     4. DISPOSITION OF PROPERTIES. Notwithstanding anything to the contrary set forth in the Partnership Agreement, the Partnership agrees not to sell, transfer, exchange or otherwise dispose of, and shall cause any Holding Company not to sell, transfer, exchange or otherwise dispose of, all or any portion of the Palisades Property, 201 Property or an interest in a Holding Company, or any property acquired in exchange therefor pursuant to the succeeding sentence of this PARAGRAPH 4 (each a "DISPOSITION"), until the earlier of (the "END DATE")
(i) the tenth anniversary of the date of this Amendment, and (ii) the date on which the Partnership gives notice to the Unit Holders confirming that less than One Hundred Sixty-Six Thousand Five Hundred Sixty-Six (166,566) of the Units issued pursuant to this Amendment are held, in the aggregate, by Unit Holders. Notwithstanding the preceding sentence, the Partnership may make a Disposition by way of a like-kind exchange under Section 1031 of the Code that does not result in the recognition of any taxable income or gain to a Unit Holder, or other Disposition that pursuant to a nonrecognition provision of the Code does not result in the recognition of any taxable income or gain to a Unit Holder under the United States federal income tax law and California tax law. If the Partnership breaches the foregoing, the Partnership shall pay, in accordance with PARAGRAPH 6, each Unit Holder other than Noro (as hereinafter defined), Permitted Assignee thereof and each direct and indirect partner, member or shareholder of such Unit Holder or Permitted Assignee, if such partner, member or shareholder is required to take any such income or gain into account in determining his Taxes ("INDEMNITEE"), liquidated damages in an amount equal to the Tax Liability of each Indemnitee attributable to such Disposition.

     After the End Date, Partnership agrees to give, and shall cause any Holding Company to give, at least thirty (30) days prior written notice to the Unit Holders before commencing to actively market the Palisades Property, the 201 Property or an interest in a Holding Company, or a property acquired in a tax deferred exchange therefor prior to the End Date, and notwithstanding SECTION 7.1E of the Partnership Agreement, agrees to use good faith efforts, and shall cause any Holding Company to use good faith efforts, to structure the Disposition of such Properties or Holding Company interest in such manner that would not result in the recognition to Unit Holders of any taxable income or gain under the United States federal income tax law and California tax law, including, but not limited to, pursuant to a tax-deferred, like-kind exchange under Section 1031 of the Code, or a distribution of the Properties or other assets by the Partnership to the Unit Holders on a tax-free basis to the Unit Holders in exchange for Units, provided that the fair market values of the Properties or other assets to be distributed by the Partnership in exchange for the Units are mutually agreed upon by the Partnership and the Unit Holders requesting such distribution, and if the aggregate fair market value of such Properties or other assets (as reduced by any debt to which they are subject) is greater than the value of the Units, such Unit Holders shall pay such difference in cash. Nothing herein shall be construed to require that the Partnership agree to the distribution of any of its then-existing assets to the Unit Holders, or that the Unit Holders agree to accept any such assets. With respect to any Disposition after the End Date in violation of Partnership's good faith efforts covenant set forth in this PARAGRAPH 4, if the Partnership fails to use said good faith efforts, it shall pay the Indemnitees, in accordance with PARAGRAPH 6, liquidated damages in an amount equal to the Tax Liability attributable to the Disposition; provided, however, that in such case (i) the aggregate amount of any and all damages, including liquidated damages, recoverable by the Indemnitees shall in no event exceed $5,000,000 in the aggregate (and if the aggregate amount would otherwise exceed $5,000,000, the $5,000,000 shall be prorated among the Indemnitees according to the amount of their relative Tax Liabilities), and (ii) the Indemnitees hereby waive their right to pursue injunctive or other equitable relief in connection with any such Disposition of the Properties.

     5. MERGER; CONSOLIDATION. Notwithstanding anything to the contrary set forth in the Partnership Agreement, if as a result of a merger, consolidation or other combination of the Company or the Partnership with or into another Person prior to the End Date, the Unit Holders would incur any Taxes (as defined below), the Company and the Partnership shall, at the Company's and Partnership's election, either (i) not consummate such transaction without the prior written consent of (A) Unit Holders other than Noro-Hibernia Holding Company B.V., Boron-Westcoast B.V., Noro-Wilshire Holding Company B.V., and Noro-Palisades Holding Company B.V., (and their successors and assigns, collectively, "NORO") holding more than fifty percent (50%) of the then outstanding Units issued pursuant to this Amendment other than to Noro, (B) Noro, for so long as it owns not fewer than 166,566 of the Units issued hereunder, and (C) William L Tooley, so long as he directly or indirectly owns not fewer than 166,566 Units issued hereunder, or (ii) consummate such transaction and pay each of the Indemnitees liquidated damages in an amount equal to the Tax Liability to such Indemnitee resulting therefrom.

     6. LIQUIDATED DAMAGES. IN THE EVENT OF A BREACH BY THE GENERAL PARTNER, THE PARTNERSHIP OR A HOLDING COMPANY OF ITS OBLIGATIONS UNDER PARAGRAPH 3, 4, 5 or 9 HEREOF, THE PARTIES AGREE THAT IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO ESTIMATE THE AMOUNT OF MONETARY DAMAGES WHICH THE INDEMNITEES WOULD SUFFER THEREFROM. THEREFORE, THE PARTIES

DO HEREBY AGREE THAT A REASONABLE ESTIMATE OF THE MONETARY DAMAGES THAT THE INDEMNITEES WOULD SUFFER IN THE EVENT THAT THE GENERAL PARTNER, THE PARTNERSHIP OR A HOLDING COMPANY DEFAULTS AND FAILS TO PERFORM ITS OBLIGATIONS UNDER PARAGRAPH 3, 4, 5 or 9 IS AND SHALL BE AN AMOUNT EQUAL TO THE TAX LIABILITY (AS DEFINED BELOW) RESULTING FROM SUCH BREACH; PROVIDED, HOWEVER, THAT IF SUCH BREACH IS THE PARTNERSHIP'S OR HOLDING COMPANY'S DISPOSITION AFTER THE END DATE IN VIOLATION OF THE PARTNERSHIP'S OR HOLDING COMPANY'S GOOD FAITH EFFORTS COVENANT SET FORTH IN PARAGRAPH 4, THE $5,000,000 LIMITATION SPECIFIED IN THE LAST SENTENCE OF PARAGRAPH 4 SHALL APPLY. THE AMOUNT OF SAID TAX LIABILITY SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR A BREACH THEREOF. THE PARTNERSHIP SHALL PAY THE TAX LIABILITY AMOUNT AT THE TIME AND IN THE MANNER PROVIDED IN THAT CERTAIN TAX REIMBURSEMENT AGREEMENT, OF EVEN DATE HEREWITH, BY AND BETWEEN THE PARTNERSHIP AND THE NEW PARTNERS ("TAX REIMBURSEMENT AGREEMENT"). SAID PAYMENT SHALL BE AN EXPENSE OF THE PARTNERSHIP AND SHALL NOT BE CONSIDERED A DISTRIBUTION TO THE UNIT HOLDERS OR INDEMNITEES. NOTHING CONTAINED IN THIS PARAGRAPH 6 SHALL LIMIT THE INDEMNITEES' RIGHT TO RECEIVE REIMBURSEMENT FOR COSTS AND EXPENSES PURSUANT TO PARAGRAPH 13, NOR WAIVE OR AFFECT PARTNERSHIP'S OBLIGATIONS UNDER ANY OTHER PROVISION OF THIS AMENDMENT OR THE PARTNERSHIP AGREEMENT. THE PARTNERSHIP MAY MAKE PAYMENT TO A UNIT HOLDER OF THE TAX LIABILITY AMOUNT PAYABLE TO SUCH UNIT HOLDER AND ANY INDEMNITEE CLAIMING BY, THROUGH OR UNDER SUCH UNIT HOLDER AND THE PARTNERSHIP SHALL HAVE NO OBLIGATION OR LIABILITY TO ACCOUNT FOR THE FURTHER DISTRIBUTION BY UNIT HOLDERS OF AMOUNTS TO INDEMNITEES CLAIMING BY, THROUGH OR UNDER SUCH UNIT HOLDER.

                         -------------------------------
                                Parties' Initials

     For purposes of this amendment, "TAX LIABILITY" means an amount equal to the Taxes and the amount of any Taxes resulting from the payment of all amounts pursuant to the Tax Liability payment obligation hereunder; and "TAXES" means any tax, levy or other assessment imposed on an Indemnitee, including, without limitation, any income tax or California franchise tax based on or measured by income or gain, any alternative or add-on minimum tax, together with any interest, penalty, addition to tax or other additional amount imposed thereon if same is attributable to the Partnership's breach or its failure to (a) timely perform its Tax Liability payment obligation, or (b) provide a Unit Holder with accurate information to allow such Unit Holder and its Indemnitees to timely comply with their reporting and payment obligations with respect to Taxes, imposed by any governmental authority, domestic or foreign, having jurisdiction over the imposition, assessment, determination, or collection of any of the foregoing. The amount of an Indemnitee's Tax Liability and Taxes with respect to a transaction or breach hereof shall be calculated based on the maximum tax rates applicable to such Indemnitee, and as if such Indemnitee had no other items of income, gain, loss, deduction or credit, other than the allowable federal tax deduction, if any, for the amount of Taxes, other then federal taxes, imposed with respect to such transaction. During the period through the End Date, the Partnership's Tax Liability payment obligation hereunder shall be further subject to the terms of a Tax Reimbursement Agreement.

     7. 704(C) VALUE AND GAIN. Notwithstanding any provisions to the contrary in the Partnership Agreement, for purposes of allocating items of income, gain, loss and deduction with respect to the Palisades Property and the 201 Property in the manner required by Section 704(c) of the Code, the Partnership will employ, and shall cause the Holding Companies to employ, the "traditional method" (without curative allocations) as set forth in Regulation Section 1.704-3(b)(1). For purposes of this Amendment, the "704(C) GAIN" with respect to a Property means an amount equal to the excess of the 704(c) Value of such Property over the adjusted tax basis of such Property as of the date hereof. The 704(c) Value of the Palisades Property is $63,250,000; and the 704(c) Value of the 201 Property is

$56,750,000, inclusive of the land whose 704(c) Value is $6,500,000. The Contributors represent and warrant to the Partnership that the estimated adjusted tax basis of the Palisades Property and the 201 Property shown on Exhibit B to the Tax Reimbursement Agreement is a reasonable estimate of the amount of the adjusted tax basis set forth in the Contributor's books and records, including its tax returns, subject to interim adjustments not yet reflected in said books and records.

     8. DEPRECIATION LIFE. The Partnership and the Contributors acknowledge and agree pursuant to Regulation Section 1.704-1(b)(2)(iv)(g)(3) that the recovery period of the portion of the Palisades Property that has a zero adjusted tax basis shall be thirty-nine (39) years.

     9. DEFICIT RESTORATION OBLIGATION. Each of the Unit Holders other than Noro shall have an option exercisable by written notice to the Partnership, which notice shall be irrevocable, to (a) elect to be listed on the recourse debt schedule attached to the Partnership Agreement as EXHIBIT E and to specify the amount of recourse debt that may be maintained by the Partnership from time to time to be allocated to such Unit Holder (for which such Unit Holder shall be personally liable for repayment on a recourse basis in accordance with the provisions of the Partnership Agreement), and (b) if such Unit Holder has previously been listed on EXHIBIT E, to elect to increase the amount of such recourse debt. Each such election shall be by written notice to the Partnership and may not be given by any Unit Holder more frequently than once in any calendar year. In no event shall any Unit Holder have the right to reduce the amount of recourse debt allocated to such Unit Holder. The recourse debt allocation to any Unit Holder pursuant hereto shall be binding upon successive transferees of such Unit Holder. A Unit Holder or Assignee shall cease to be personally liable for repayment of the recourse debt allocated to such Unit Holder on EXHIBIT E ninety (90) days after the date of the redemption by the Partnership or acquisition by the Company of all Units held by such Unit Holder or Assignee pursuant to the Redemption Right of Section 8.6 of the Partnership Agreement, unless at the time of, or during the six (6) month period following such redemption or acquisition, there has been:

          (i) any entry of a decree or order for relief in respect of the Partnership by a court having jurisdiction over a substantial part of the Partnership's assets, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or ordering the winding up or liquidation of the Partnership's affairs, in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or

          (ii) the commencement against the Partnership of an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law; or

          (iii) the commencement by the Partnership of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Partnership or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the failure of Partnership generally to pay its debts as such debts become due or the taking of any action in furtherance of any of the foregoing;

provided that, after the passage of such ninety (90) days, the Unit Holder or Assignee shall cease to be obligated with respect to the recourse debt, at the first time, if any, that all of the conditions set forth in (i) through (iii) above are no longer in existence.

     The maximum aggregate amount of recourse debt ("RECOURSE DEBT MAXIMUM") which may be specified by the Unit Holders is TWENTY-FIVE MILLION DOLLARS ($25,000,000). The maximum amount of recourse debt which may be specified by any Unit Holder (the "MAXIMUM HOLDER RECOURSE DEBT AMOUNT") shall be equal to (A) the lesser of (t) the Recourse Debt Maximum, or (u) the sum of three million dollars ($3,000,000) plus the excess of (1) the total amount of the Mortgage Loans allocated under PARAGRAPH 3 as of the date hereof as set forth in SCHEDULE 3 attached hereto with respect to the Units held by such Unit Holder, over (2) the total amount of the Mortgage Loans allocable to such Unit Holder on the date of determination, multiplied by (B) a fraction, the numerator of which is the number of Units issued to such Unit Holder (or which were issued to such Unit Holder's predecessor-in-interest and transferred to Unit Holder), and the denominator of which is the total number of Units issued pursuant to this Amendment other than to Noro. The Recourse Debt Percentage of each Unit Holder who exercises his option under this PARAGRAPH 9 shall be determined from time to time and shall be equal to a fraction expressed as a percentage, the numerator of which is the amount of recourse debt specified by such Unit Holder, and the denominator of which is the total recourse debt of the Partnership, subject to the Maximum Holder Recourse Debt Amount. For purposes of PARAGRAPH 13.3 of the Partnership Agreement, such Unit Holder's Limited Partner Recourse Debt Percentage shall be determined as of the first day of the calendar year in which a Liquidating Event occurs. If and to the extent the Partnership's inability to pay in full all recourse debt of the Partnership following a Liquidating Event is attributable to an earthquake, the Unit Holder's obligation to contribute cash to the capital of the Partnership pursuant to PARAGRAPH 13.3 shall be reduced PRO TANTO. The Partnership agrees that so long as One Hundred Sixty-Six Thousand Five Hundred Sixty-Six (166,566) or more of the Units issued pursuant to this Amendment are held by Unit Holders, it shall, from and after the third (3rd) anniversary of the date hereof, maintain a sufficient amount of recourse debt to permit the Unit Holders to have recourse debt allocable to such Unit Holders in an aggregate amount equal to the amount specified by such Unit Holders on said EXHIBIT E; provided, however, that upon the Disposition of the Property (or, if such Disposition is pursuant to a tax deferred like-kind exchange under Section 1031 of the Code prior to the End Date, then upon the occurrence of the End
Date), the Partnership shall not be required to maintain any recourse debt with respect to Unit Holders who hold or held Units issued in exchange for such Property. In no event shall the Partnership be liable to any Unit Holder for any Tax Liability attributable to the fact that the amount specified by such Unit Holder on Exhibit E of the Partnership Agreement is insufficient to avoid the incurrence of such Tax Liability.

     10. NO RIGHT OF OFFSET. The Partnership shall have no right to offset against any distribution or other amount that may otherwise be payable to a Unit Holder by the Partnership any amount that may be due from such Unit Holder pursuant to the Closing Agreement or any other obligation.

     11. SPECIAL REDEMPTION PROVISIONS FOR SPECIFIED UNIT HOLDERS. The Units identified on SCHEDULE 4 shall not be subject to the limitation against redemption of Units prior to the first (1st) anniversary hereof set forth in
SECTION 8.6A of the Partnership Agreement. Notwithstanding anything to the contrary contained in SECTION 8.6A, the "CASH AMOUNT" with respect to each Unit identified on SCHEDULE 1 as being redeemed, all of which are being redeemed on the date hereof, is $17.50. Notwithstanding anything to the contrary contained in SECTION 8.6A of the Partnership Agreement, but without limiting SECTION 8.6C thereof., from the date hereof until the date which is eighteen (18) months after the date hereof, if Noro elects to exercise its redemption Right the Partnership shall not redeem the Noro Partnership Units and the Company shall purchase Noro's Partnership Units by paying the REIT Shares Amount pursuant to and in accordance with SECTION 8.6B; provided, however, at the time of Noro's exercise of its Redemption Right, the Company shall be satisfied that the purchase by the Company of Noro's Partnership Units pursuant to and in accordance with SECTION 8.6B (i) would not require the filing of a registration statement under the Securities Act of 1933 or violate any federal or state securities laws applicable to the Partnership or the Company, and (ii) would not adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code.

     12. MISCELLANEOUS. With respect to the Unit Holders, in no event shall the provisions of SECTION 7.3 of the Partnership Agreement be deemed to permit any action which in form or effect would be in contravention of any of the provisions specified in SECTION 14.1(C) or SECTION 14.1(D) of the Partnership Agreement.

     13. ATTORNEYS' FEES. Should any litigation be commenced between the parties hereto concerning any provision of this Amendment or the rights and duties of any Person in relation thereto, the party or parties prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to an award of all actual attorneys' fees and costs incurred in such litigation, without regard to any schedule or rule of court purporting to restrict such an award.

     14. DEFINITIONS; FULL FORCE AND EFFECT. All capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Partnership Agreement. The terms of this Amendment shall apply notwithstanding anything to the contrary in the Partnership Agreement. Except as modified herein, all terms and provisions of the Partnership Agreement shall remain in full force and effect, which terms and provisions the General Partner and the New Partners hereby ratify and affirm. The rights and obligations of the New Partners, the Partnership and General Partner shall inure to the benefit of and be binding upon the parties hereto and their respective permitted successors, including the Unit Holders and the provisions hereof shall inure to the benefit of the Indemnitees. Without limiting the General Partner's right to amend Exhibit A to the Partnership Agreement in accordance with Section 14.1E of the Partnership Agreement, the terms of this Amendment may only be modified in writing by agreement of the General Partner and (i) Noro, so long as Noro owns not fewer than 100,000 Units issued to it hereunder, (ii) William L. Tooley, so long as he directly and indirectly owns not less than 100,000 Units issued to him hereunder and, (iii) Unit Holders other than Noro holding more than fifty percent (50%) of the then outstanding Units issued pursuant to this Amendment other than to Noro.

     15. COUNTERPARTS. To facilitate the execution, this Amendment may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Amendment to produce an account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

     IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

         "GENERAL PARTNER     "CORNERSTONE PROPERTIES INC.,

                              a Nevada corporation, as General Partner of Cornerstone Properties Limited Partnership and on behalf of existing Limited Partners

                              By: /s/ Thomas A. Nye
                                  -------------------------------------
                                  Name: Thomas A. Nye
                                  Title:Vice President

                              By: /s/ Peter S. Smichenko
                                  -------------------------------------
                                  Name: Peter S. Smichenko
                                  Title: Vice President

          "CONTRIBUTORS"

                              CALIFORNIA/FRONT BUILDING COMPANY, a
                              California limited partnership

                              By: 201 California, Inc., a California corporation
                                  Its:  General Partner

                                  By: /s/ William L. Tooley
                                     -------------------------------------
                                     William L. Tooley
                                     Its: President

                              TELE/TAC ASSOCIATES,
                              a California limited partnership

                              By: Noro-Palisades Holding Company B.V., a
                                  Netherlands corporation
                                  Its:  General Partner

                                  By: /s/ Michael R. Raffety
                                     -------------------------------------
                                     Michael R. Raffety, not individually, but
                                     solely as its attorney-in-fact pursuant to
                                     Power of Attorney dated August 9, 1989

          "NEW PARTNERS"

                              /s/ William L. Tooley
                              --------------------------------------------
                              WILLIAM L. TOOLEY

                              C.L. PECK, CONTRACTOR,
                              a California corporation

                              By: /s/ Margo Ryan Peck
                                  -------------------------------------
                                  Margo Ryan Peck
                                  Its: Authorized Signatory

                              NORO-HIBERNIA HOLDING COMPANY B.V., a
                              Netherlands corporation

                              By: /s/ Michael R. Raffety
                                  -------------------------------------
                                  Michael R. Raffety, not individually, but
                                  solely as its attorney-in-fact pursuant to
                                  Power of Attorney dated July 20, 1993

                              201 CALIFORNIA, INC., a California corporation

                              By: /s/ William L. Tooley
                                  -------------------------------------
                                  William L. Tooley
                                  Its: President

                              BORON-WESTCOAST B.V.,
                              a Netherlands corporation

                              By: /s/ Michael R. Raffety
                                  -------------------------------------
                                  Michael R. Raffety, not individually, but
                                  solely as its attorney-in-fact pursuant to
                                  Power of Attorney dated August 22, 1994

                              TOOLEY CALIFORNIA/FRONT ASSOCIATES, a
                              California limited partnership

                              By: /s/ William L. Tooley
                                  -------------------------------------
                                  William L. Tooley
                                  Its:  General Partner

                              PECK CALIFORNIA/FRONT ASSOCIATES, a California limited partnership

                              By: Clair L. Peck, Jnr. Family Trust
                                  Its: General Partner

                                  By: /s/ Margo Ryan Peck
                                      ---------------------------------
                                      Margo Ryan Peck
                                      Its Co-Trustee

                              NORO-PALISADES HOLDING COMPANY B.V., a Netherlands corporation

                              By: /s/ Michael R. Raffety
                                  -------------------------------------
                                  Michael R. Raffety, not individually, but
                                  solely as its attorney-in-fact pursuant to
                                  Power of Attorney dated August 9, 1989

                              NORO-WILSHIRE HOLDING COMPANY B.V., a
                              Netherlands corporation

                              By: /s/ Michael R. Raffety
                                  -------------------------------------
                                  Michael R. Raffety, not individually, but
                                  solely as its attorney-in-fact pursuant to
                                  Power of Attorney dated April 18, 1988

                              PALISADES ASSOCIATES,
                              a California limited partnership

                              By: /s/ William L. Tooley
                                  -------------------------------------
                                  William L. Tooley
                                  Its:  General Partner

                              ALAMEDA ASSOCIATES, LTD.,
                              a California Limited Partnership

                              By: 2525 Associates, Inc.,
                                  a California corporation
                                  Its:  General Partner

                                  By: /s/ William L. Tooley
                                      ---------------------------------
                                      William L. Tooley
                                      Its:  President

                              COMMERCE WAY ASSOCIATES, L.P.,
                              a California limited partnership

                              By: Commerce Way Associates, Inc., a California
                                  corporation
                                  Its:  General Partner

                                  By: /s/ William L. Tooley
                                      ---------------------------------
                                      William L. Tooley
                                      Its:  President